                                                       Exhibit 23



               (Arthur Andersen, LLP Letterhead)



          CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
          -----------------------------------------



As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed
Registration Statement File No. 033-56323.



Hartford, Connecticut
December 4, 1996